UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-60770
File No. 811-02806

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/

Pre-Effective Amendment No.		/ /

Post-Effective Amendment No.	64	/X/

		and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/

Amendment No.	64
(Check appropriate box or boxes)

DELAWARE GROUP CASH RESERVE
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	July 29, 2014

It is proposed that this filing will become effective (check appropriate box):
/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

- - - C O N T E N T S - - -

This Post-Effective Amendment No. 64 to Registration File No. 002-60770 includes the following:

       1. Facing Page

       2. Contents Page

       3. Part A--Prospectus

       4. Part B--Statement of Additional Information

       5. Part C--Other Information

       6. Signatures

       7. Exhibits

Prospectus

Fixed income mutual fund

Fixed income mutual fund

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July 29, 2014

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Delaware Cash Reserve® Fund

Nasdaq ticker symbols
Class A	DCRXX
Class B	DCBXX
Class C	DCCXX
Consultant Class	DCSXX

Nasdaq ticker symbols
Class A	DCRXX
Class B	DCBXX
Class C	DCCXX
Consultant Class	DCSXX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawareinvestments.com/edelivery.

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Fund summary

Delaware Cash Reserve® Fund

What is the Fund's investment objective?

Delaware Cash Reserve Fund seeks to provide maximum current income, while preserving principal and maintaining liquidity.

What are the Fund's fees and expenses?

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In efforts to prevent a negative yield, the Fund's investment manager, Delaware Management Company (Manager), has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund to prevent a negative yield. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all 12b-1 fees for the Class B, Class C, and Consultant Class shares from July 29, 2014 until such time as the voluntary expense cap is discontinued.

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These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by the Manager and Distributor at any time, and without further notice. There is no guarantee that the Fund will be able to avoid a negative yield. With these reductions, net fund operating expenses for the fiscal year were as shown in the Financial Highlights.

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The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees (fees paid directly from your investment)
Class	A	B	C	Consultant
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	Consultant
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	none	1.00%	1.00%	0.25%
Other expenses	0.24%	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.69%	1.69%	1.69%	0.94%
Fee waivers	—	(0.75%)[2]	—	—
Total annual fund operating expenses after fee waivers	0.69%	0.94%	1.69%	0.94%
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1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

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2

The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class B shares' 12b-1 fees from July 29, 2014 through July 29, 2015 to no more than 0.25% of their average daily net assets. This waiver may be terminated only by agreement of the Distributor and the Fund.

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Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable Distributor's expense waiver for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	Consultant
1 year	$70	$96	$496	$172	$272	$96
3 years	$221	$459	$734	$533	$533	$300
5 years	$384	$847	$1,072	$918	$918	$520
10 years	$859	$1,734	$1,734	$1,998	$1,998	$1,155
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What are the Fund's principal investment strategies?

The Fund invests in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, and short-term debt instruments of banks and corporations.

The Fund is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

The Fund maintains an average maturity of 60 days or less. Also, the Manager will not purchase any instruments with an effective remaining maturity of more than 397 calendar days (approximately 13 months). We intend to hold the Fund's investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio, or maintain a stable share value.

What are the principal risks of investing in the Fund?

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates  — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Interest rate risk  — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

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Credit risk  — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and repay principal in a timely manner.

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Counterparty risk  — The risk that a counterparty to a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Inflation risk  — The risk that the return from your investments will be less than the increase in the cost of living due to inflation.

How has Delaware Cash Reserve® Fund performed?

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The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the 1-, 5-, and 10-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. Applicable sales charges are reflected in the average annual return table below. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

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Year-by-year total return (Class A)

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As of June 30, 2014, the Fund's Class A shares had a calendar year-to-date return of 0.01%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 1.19% for the quarter ended Sept. 30, 2007 and its lowest quarterly return was 0.01% for the quarter ended Dec. 31, 2013.

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Average annual total returns for periods ended December 31, 2013

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	1 year	5 years	10 years
Class A return before taxes	0.05%	0.08%	1.51%
Class B return before taxes	-3.95%	-0.39%	1.07%
Class C return before taxes	-0.95%	0.07%	1.07%
Consultant Class return before taxes	0.05%	0.07%	1.38%
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Investors interested in obtaining the 7-day yield may call 800 523-1918.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Purchase and redemption of Fund shares

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You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling 800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire. Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

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For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

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The Fund's distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

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Payments to broker/dealers and other financial intermediaries

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If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

How we manage the Fund

Our investment strategies

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The Manager invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, and short-term debt instruments of banks and corporations. The Fund may also invest in securities issued by colleges, universities, and endowments, and tax-free municipal money market securities issued by states, U.S. territories and possessions, and the District of Columbia, as well as their political subdivisions and other entities.

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The Fund maintains an average maturity of 60 days or less. Also, the Fund does not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). The Manager may shorten or lengthen the Fund's average maturity up to an average maturity of 60 days based on the Manager's analysis of interest rate trends.

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The Fund intends to hold its investments until maturity, but the Fund may sell them prior to maturity in order to shorten or lengthen the average maturity of the securities in the portfolio, increase the yield, maintain the quality of the portfolio, or maintain a stable share value.

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The Fund's investment objective is nonfundamental. This means that the Board of Trustees (Board) may change the Fund's objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change in the objective became effective.

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Although the Fund primarily invests in securities rated in the highest category by a nationally recognized statistical rating organization (NRSRO), it may invest up to 3% of its total assets in securities rated in the second highest category by an NRSRO.

The securities in which the Fund typically invests

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, and short-term debt instruments of banks and corporations. Please see the Fund's Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Direct U.S. Treasury obligations

Direct U.S. Treasury obligations include Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the "full faith and credit" of the United States.

How the Fund uses them: The Fund may invest without limit in U.S. Treasury securities. The Fund typically invests in Treasury bills or longer term Treasury securities whose remaining effective maturity is less than 13 months.

Certificates of deposit and obligations of both U.S. and foreign banks

Certificates of deposit and obligations of both U.S. and foreign banks are debt instruments issued by banks that pay interest.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

How the Fund uses them: The Fund may invest in certificates of deposit and obligations from banks that have assets of at least $1 billion.

Corporate commercial paper and other corporate obligations

Corporate commercial paper and other corporate obligations are short-term debt obligations with maturities ranging from 1 to 270 days, issued by companies, colleges, universities, and endowments.

How the Fund uses them:  The Fund may invest in commercial paper and other corporate obligations rated in one of the two highest ratings categories by at least two NRSROs. The purchase of a security that does not possess those ratings must be approved or ratified by the Board in accordance with the maturity, quality, liquidity, and diversification conditions with which taxable money market funds must comply.

Asset-backed securities

Asset-backed securities are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Fund uses them: The Fund may invest without limit in asset-backed securities. The Fund may invest only in securities rated in the highest rating category by an NRSRO.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

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How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

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Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities." Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: The Fund may invest up to 5% of its total assets (measured at the time of acquisition) in illiquid securities.

General obligation bonds

General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer's pledge of its full faith, credit, and taxing power.

How the Fund uses them : The Fund may invest in general obligation bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Revenue bonds

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Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax, or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.

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How the Fund uses them : The Fund may invest in revenue bonds rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Tax-free commercial paper

Short-term debt obligations with maturities ranging from 1 to 270 days issued by companies.

How the Fund uses it: The Fund may invest in tax-free commercial paper rated in one of the two highest rating categories, with a remaining maturity of 397 days or less.

Other investment strategies

Borrowing from banks

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The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund's being unable to meet its investment objective.

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The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks and consider the Fund in light of your overall investment plan. The text below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

How the Fund strives to manage it: The Fund invests exclusively in short-term securities, which generally are subject to less interest rate risk than longer-term securities. However, a decline in interest rates would reduce the level of income provided by the Fund.

Credit risk

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Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, which would impact a portfolio's performance.

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How the Fund strives to manage it:  The Fund holds only high-quality short-term securities, which are generally subject to less credit risk than lower-quality securities.

The Fund's investments are limited to those that the Board considers to be of high quality with minimal credit risks. All investments must also meet the maturity, quality, liquidity, and diversification standards that apply to money market funds.

Counterparty risk

Counterparty risk is the risk that a fund may lose money because a party that we contract with to buy or sell securities fails to fulfill its side of the agreement.

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How the Fund strives to manage it: The Fund tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

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Inflation risk

Inflation risk is the risk that the return from your investments will be less than the increase in the cost of living due to inflation.

How the Fund strives to manage it: The Fund is designed for short-term investment goals and therefore may not outpace inflation over longer time periods. For this reason, the Fund is not recommended as a primary investment for people with long-term goals.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager

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Delaware Management Company (Manager), located at 2005 Market Street, Philadelphia, PA 19103, is the Fund's investment manager.  Together, the Manager and the other subsidiaries of Delaware Management Holdings, Inc. (DMHI) manage, as of March 31, 2014, more than $200 billion in assets, including mutual funds, separate accounts, and other investment vehicles.  The Manager and its predecessors have been managing the Delaware Investments ® Funds since 1938.  The Manager is a series of Delaware Management Business Trust, which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid no aggregate fee, net of fee waivers, during the last fiscal year.

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A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended Sept. 30, 2013.

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Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

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Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

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Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

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Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame. Delaware Management Trust Company will not accept applications to open new 403(b) custodial accounts or accept contributions to existing 403(b) custodial accounts.

Unlike shares of most money market funds, Delaware Cash Reserve® Fund Class B and C shares are subject to a CDSC and relatively high distribution and service fees. Because of these costs, Class B and C shares are available only to investors who already have Class B and C shares of other Delaware Investments® Funds and want a temporary defensive investment alternative. They are also available to investors who have chosen the systematic exchange option to exchange their shares of Delaware Cash Reserve® Fund for Class B and C shares of other Delaware Investments® Funds.

Choosing a share class

Class B, Class C and Consultant Class shares of the Fund have adopted separate 12b-1 plans that allow them to pay distribution fees for the sale and distribution of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

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  Class A shares are available for purchase at NAV.

  Class A shares do not have an upfront sales charge.

  Class A shares are not subject to a 12b-1 fee.

  Class A shares are not subject to a contingent deferred sales charge (CDSC) except as described in Exchanges below.

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Class B

No new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments ® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund's shares will be permitted to invest in other classes of the Fund, subject to that class's pricing structure and eligibility requirements, if any.

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For Class B shares outstanding as of May 31, 2007, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Consultant Class schedule, and distribution and service (12b-1) fees, will continue in their current form.

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  Class B shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC if you redeem your shares within six years after you buy them.

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

  In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the CDSC is determined, please see "Calculation of contingent deferred sales charges — Class B and Class C" below.

  Under certain circumstances, the CDSC may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

  For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.  The Fund's Distributor has voluntarily agreed to waive the 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.  The Distributor may also suspend 12b-1 fee payments to broker/dealers and other financial intermediaries at any time.

  Because of their higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares and Consultant Class shares.

  Approximately eight years after you buy them, Class B shares automatically convert to Consultant Class shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fee applies.

Class C

  Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see "Calculation of contingent deferred sales Charges – Class B and Class C" below.

  Under certain circumstances, the CDSC may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts. The Fund's Distributor has voluntarily agreed to waive the 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.  The Distributor may also suspend 12b-1 fee payments to broker/dealers and other financial intermediaries at any time.

  Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares and Consultant Class shares.

  Class C shares do not automatically convert to another class.

  You may purchase only up to $1 million of Class C shares at any one time. Orders that exceed $1 million will be rejected. The limitation on maximum purchases varies for retirement plans.

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Calculation of contingent deferred sales charges — Class B and Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the exchange.

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Consultant Class

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  Consultant Class shares may be purchased through financial advisors, including brokers, financial institutions, and other entities that have a dealer agreement with the Distributor or a service agreement with the Fund.

  Consultant Class shares do not have an upfront sales charge.

  Consultant Class shares are subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. The 12b-1 fee is typically used to compensate your financial advisor for the ongoing guidance and service he or she provides to you. The Fund's Distributor has voluntarily agreed to waive the 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.  The Distributor may also suspend 12b-1 fee payments to broker/dealers and other financial intermediaries at any time.

  Consultant Class shares are not subject to a CDSC except as described in "Exchanges" below.

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Payments to intermediaries

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The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments ® Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments ® Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

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Waivers of contingent deferred sales charges

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Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and Financial Intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments ® Funds' website at delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

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The Fund's applicable CDSCs may be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Classes B and C
Available

Redemptions that result from the right to liquidate a shareholder's account

Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Classes B and C
Available

Section 401(a) qualified retirement plan distributions

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Classes B and C
Not available

Section 401(a) qualified retirement plan redemptions

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

Classes B and C
Not available

Periodic distributions from an individual retirement account

Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP,  SARSEP,  Coverdell ESA) or a qualified plan 1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Classes B and C
Available

Returns of excess contributions due to any regulatory limit

Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP,  SARSEP,  Coverdell ESA) or a qualified plan 1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

Classes B and C
Available

Distributions by other employee benefit plans

Distributions by other employee benefit plans to pay benefits.

Classes B and C
Not available

Systematic withdrawals from a retirement account or qualified plan

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan 1 as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code. The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments ® Funds or a systematic withdrawal permitted by the Code.

Classes B and C
Available

Distributions from an account of a redemption resulting from death or disability

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Classes B and C
Available

Redemptions by certain legacy retirement assets

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Class B	Class C
Not available	Available

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase.

Classes B and C
Not available

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that no purchases by mail into your account or into a new account will be accepted until such purchase orders are received by Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Shareholder Service Center at 800 523-1918 so we can assign you an account number.

By exchange

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You may exchange all or part of your investment in one or more Delaware Investments ® Funds for shares of other Delaware Investments ® Funds. Please keep in mind that under most circumstances you are allowed to exchange only between like classes of shares; however you may exchange between the Consultant Class and Class A shares of a Delaware Investments ® Fund other than the Fund. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

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Through automated shareholder services

You may purchase or exchange shares through our automated telephone service, or through our website, delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum initial purchase for a Coverdell Education Savings Account (formerly, an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

Calculating share price

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The Fund is offered for purchase, redemption, and exchange at a stable price of $1.00 per share on each Business Day that the Fund is open. The Fund is generally open on each Business Day that the New York Stock Exchange (NYSE) is open. We strive to manage the value of the Fund's securities to stabilize the Fund's NAV at $1.00 per share. Although we make every effort to maintain a stable price and NAV, there is no assurance that we will always be able to do so. We determine the Fund's NAV by calculating the value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We normally value the Fund's portfolio securities at amortized cost, which approximates market value.

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The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day's closing share price, which is based on the Fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next Business Day's price. A Business Day is any day that the NYSE is open for business. We reserve the right to reject any purchase order.

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Retirement plans

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In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call the Shareholder Service Center at 800 523-1918.

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Inactive accounts

Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

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You may redeem your shares by mail by writing to: Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for redemptions by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

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Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at
P.O. Box 9876, Providence, RI 02940-8076 for redemptions by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through our automated telephone service, or through our website, delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Through checkwriting

You may redeem shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following investor services.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online account access

Online account access is a password-protected area of the Delaware Investments ® Funds' website that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments ® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments ® Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments ® Fund.  If you exchange Class A and Consultant Class shares of the Fund for shares of a class of another fund that has a sales charge, you will pay any applicable sales charges on your new shares.  You may generally exchange your Class B and C shares of the Fund for shares of the same class of another fund without paying a front-end sales charge or a CDSC at the time of the exchange.  When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange.  When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. The Fund may refuse the purchase side of any exchange request, if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. Generally, you may not exchange between different classes of shares; however you may exchange between the Consultant Class and Class A of any Delaware Investments ® Fund.

In certain circumstances, Class A shares of funds other than the Fund may be subject to a CDSC for up to two years after purchase (Limited CDSC). This would occur if the fund normally had a front-end sales charge, but the shares were purchased without paying a sales charge and a financial advisor was paid a commission on the purchase. If you purchase Class A shares of another fund in this manner, you may exchange them for shares of the Fund's Class A or Consultant Class. You will not have to pay the Limited CDSC at the time of the exchange. However, you may have to pay the CDSC if you later redeem your shares of the Fund's Class A or Consultant Class or if you exchange them for shares of another fund and then redeem those shares. The time that you are invested in the Fund will count toward the fulfillment of the two-year holding period.

On demand service

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The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

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Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares

Excessive trading of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as spreads paid to dealers who sell money market instruments to the Fund) and disrupting portfolio management strategies. The Manager anticipates that shareholders will purchase and sell shares frequently because a money market fund is designed to offer investors a liquid cash option. Accordingly, the Fund's Board of Trustees has not adopted policies and procedures regarding the frequent trading of shares.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

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Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions after you receive your tax statement, the Fund will send you a corrected Form 1099.

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Tax considerations

Fund Distributions . The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains. None of the Fund's income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

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Sale or Redemption of Fund Shares . A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments ® Fund is the same as a sale. Because the Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or redemption of Fund shares.  Cost basis reporting is not required for shareholders investing in a money market fund that maintains a stable net asset value.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Backup Withholding . By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes . Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

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Non-U.S. Investors . Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of the Fund that begin on or after Jan. 1, 2014. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends, or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Other Reporting and Withholding Requirements . Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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This discussion of "Dividends, distributions, and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

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Investments by fund of funds and similar investment vehicles

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The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

Delaware Cash Reserve® Fund

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The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the 2011, 2012, 2013, and 2014 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. For the fiscal year prior to 2011, the Fund's prior independent registered public accounting firm audited the Fund's financial statements.

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					Year ended
Class A shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	— [1]	0.001	0.001	0.001	0.001
Total from investment operations	—	0.001	0.001	0.001	0.001
Less dividends from:
Net investment income	— [1]	(0.001)	(0.001)	(0.001)	(0.001)
Total dividends	—	(0.001)	(0.001)	(0.001)	(0.001)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.03%	0.09%	0.06%	0.05%	0.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,475	$229,809	$258,416	$279,675	$288,112
Ratio of expenses to average net assets	0.15%	0.15%	0.16%	0.26%	0.63%
Ratio of expenses to average net assets prior to fees waived	0.69%	0.69%	0.70%	0.76%	0.72%
Ratio of net investment income to average net assets	0.03%	0.09%	0.06%	0.05%	0.09%
Ratio of net investment loss to average net assets prior to fees waived	(0.51%)	(0.45%)	(0.48%)	(0.45%)	0.00%
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1	For the year ended March 31, 2014, net investment income and dividends from net investment income for Class A were calculated to a de minimis amount of $0.000 per share.
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2

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Delaware Cash Reserve® Fund

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					Year ended
Class B shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	— [1]	0.001	0.001	0.001	0.001
Total from investment operations	—	0.001	0.001	0.001	0.001
Less dividends from:
Net investment income	— [1]	(0.001)	(0.001)	(0.001)	(0.001)
Total dividends	—	(0.001)	(0.001)	(0.001)	(0.001)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.03%	0.09%	0.06%	0.05%	0.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$346	$837	$1,729	$2,905	$4,444
Ratio of expenses to average net assets	0.15%	0.15%	0.16%	0.26%	0.63%
Ratio of expenses to average net assets prior to fees waived	1.69%	1.69%	1.70%	1.76%	1.72%
Ratio of net investment income to average net assets	0.03%	0.09%	0.06%	0.05%	0.09%
Ratio of net investment loss to average net assets prior to fees waived	(1.51%)	(1.45%)	(1.48%)	(1.45%)	(1.00%)
1	For the year ended March 31, 2014, net investment income and dividends from net investment income for Class B were calculated to a de minimis amount of $0.000 per share.
2

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.


Delaware Cash Reserve® Fund

					Year ended
Class C shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	— [1]	0.001	0.001	0.001	0.001
Total from investment operations	—	0.001	0.001	0.001	0.001
Less dividends from:
Net investment income	— [1]	(0.001)	(0.001)	(0.001)	(0.001)
Total dividends	—	(0.001)	(0.001)	(0.001)	(0.001)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.03%	0.09%	0.06%	0.05%	0.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,430	$9,544	$11,472	$11,921	$9,149
Ratio of expenses to average net assets	0.15%	0.15%	0.16%	0.26%	0.63%
Ratio of expenses to average net assets prior to fees waived	1.69%	1.69%	1.70%	1.76%	1.72%
Ratio of net investment income to average net assets	0.03%	0.09%	0.06%	0.05%	0.09%
Ratio of net investment loss to average net assets prior to fees waived	(1.51%)	(1.45%)	(1.48%)	(1.45%)	(1.00%)
1	For the year ended March 31, 2014, net investment income and dividends from net investment income for Class C were calculated to a de minimis amount of $0.000 per share.
2

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.


Delaware Cash Reserve® Fund

					Year ended
Consultant Class shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	— [1]	0.001	0.001	0.001	0.001
Total from investment operations	—	0.001	0.001	0.001	0.001
Less dividends from:
Net investment income	— [1]	(0.001)	(0.001)	(0.001)	(0.001)
Total dividends	—	(0.001)	(0.001)	(0.001)	(0.001)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.03%	0.09%	0.06%	0.05%	0.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,675	$7,200	$8,045	$8,310	$10,187
Ratio of expenses to average net assets	0.15%	0.15%	0.16%	0.26%	0.63%
Ratio of expenses to average net assets prior to fees waived	0.97%	0.99%	1.00%	1.06%	1.02%
Ratio of net investment income to average net assets	0.03%	0.09%	0.06%	0.05%	0.09%
Ratio of net investment loss to average net assets prior to fees waived	(0.79%)	(0.75%)	(0.78%)	(0.75%)	(0.30%)
1	For the year ended March 31, 2014, net investment income and dividends from net investment income for Consultant Class were calculated to a de minimis amount of $0.000 per share.
2

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.


How to read the financial highlights

Net investment income (loss)
 Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain."

Net asset value (NAV)
 This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
 This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
 The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
 We determine this ratio by dividing net investment income (loss) by average net assets.



Additional information

Contact information


  Website: delawareinvestments.com

  Shareholder Service Center: 800 523-1918 (representatives available weekdays from 8:30 a.m. to 6:00 p.m. Eastern time)

    For fund information, literature, price, yield, and performance figures.

    For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

  Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

    For convenient access to account information or current performance information on all Delaware Investments ® Funds, use this touch-tone service.

  Written correspondence: P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).


Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website (delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website (sec.gov). You may obtain copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-008 [3/14] PDF 19865 [7/14]

Investment Company Act file number: 811-02806


STATEMENT OF ADDITIONAL INFORMATION
July 29, 2014

DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve® Fund

Nasdaq tickers
Class A	DCRXX
Class B	DCBXX
Class C	DCCXX
Consultant Class	DCSXX

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)
4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918

For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (the “Part B”) supplements the information contained in the current prospectus for the Fund (the “Prospectus”), dated July 29, 2014, as it may be amended from time to time. This Part B should be read in conjunction with the Prospectus. This Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus may be obtained through our website at delawareinvestments.com; by writing or calling your financial advisor; or by contacting the Fund’s distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the reports of the independent registered public accounting firm are incorporated by reference from the Fund’s annual report (“Annual Report”) into this Part B. The Annual Report will accompany any request for this Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS
	Page		Page
Organization and Classification	2	Investment Plans	28
Investment Objective, Restrictions, and Policies	2	Determining Offering Price and Net Asset Value	32
Investment Strategies and Risks	4	Redemption and Exchange	33
Disclosure of Portfolio Holdings Information	9	Distributions and Taxes	39
Management of the Trust	10	Performance Information	47
Investment Manager and Other Service Providers	19	Financial Statements	47
Trading Practices and Brokerage	21	Principal Holders	48
Capital Structure	23	Appendix — Description of Ratings	A-1
Purchasing Shares	23

     This Part B describes shares of Delaware Cash Reserve® Fund (the “Fund”), which is a series of Delaware Group® Cash Reserve (the “Trust”). The Fund offers Class A, Class B, Class C, and Consultant Class shares (each class individually a “Class” and collectively, the “Classes”). All references to “shares” in this Part B refer to all classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust.

ORGANIZATION AND CLASSIFICATION

Organization
     The Trust was originally organized as a Pennsylvania business trust in 1983 and was reorganized as a Maryland corporation in 1990 and as a Delaware statutory trust in 1999. In connection with the redomestication of the Trust from a Maryland corporation to a Delaware statutory trust, the name of the Trust was changed from Delaware Group® Cash Reserve, Inc. to Delaware Group Cash Reserve effective Dec. 15, 1999.

Classification
     The Trust is an open-end management investment company. The Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 2a-7 under the 1940 Act. The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

INVESTMENT OBJECTIVE, RESTRICTIONS, AND POLICIES

Investment Objective
     The Fund’s investment objective is described in the Prospectus. The Fund’s investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (the “Board”) must approve any changes to nonfundamental investment objectives and the Fund will notify shareholders at least 60 days prior to a material change in its investment objective.

Fundamental Investment Restrictions
     The Trust has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in certificates of deposit. In addition, the Fund may concentrate its investments in bankers’ acceptances of banks with more than one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor’s Financial Services LLC (“S&P”) or P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”).

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions
     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered nonfundamental and may be changed by the Board without shareholder approval.

     The Fund may not:

     1. Operate as a “fund of funds,” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” However, the Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

     2. Invest more than 5% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     3. Invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States (“U.S.”) branches of foreign banks that are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such banks are liable for the obligations of the branches.

     In applying the Fund’s fundamental investment restriction regarding concentration that is described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

     Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

INVESTMENT STRATEGIES AND RISKS

     The Fund’s investment objective, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Fund’s investment strategies and risks that is included in the Prospectus. All investment strategies of the Fund are nonfundamental and may be changed without shareholder approval.

Additional Information on Money Market Funds
     The Fund intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See “Money Market Instruments” below and “Appendix — Description of Ratings.”

     The Fund maintains its net asset value (“NAV”) at $1 per share by valuing its securities on an amortized cost basis, which approximates market value. See “Determining Offering Price and Net Asset Value” below. The Fund maintains a dollar-weighted average portfolio maturity of not more than 60 days, maintains a dollar-weighted average life of not more than 60 days, and does not purchase any issue having a remaining maturity of more than 13 months. Maturity is calculated in accordance with applicable regulations. “Weighted average life” is portfolio maturity calculated without treating interest rate readjustment dates as maturity dates (which is otherwise permitted under applicable regulation.) In addition, the Fund limits its investments, including repurchase agreements, to those instruments that the Board determines to present minimal credit risks and to be of high quality. The Fund may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable NAV. While the Fund will make every effort to maintain a fixed NAV of $1 per share, there can be no assurance that this objective will be achieved.

     Although the Fund intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Fund’s right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Fund will not purchase new securities while any borrowings are outstanding. See “Distributions and Taxes” below for the effect of any capital gains distributions.

     A shareholder’s rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Fund invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers becomes insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the NAV will be affected by such other factors as sales of portfolio securities prior to maturity and the Fund’s operating expenses.

     Some of the securities in the Fund’s portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of 397 days or less, the Fund will, when determining average weighted maturity, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment or until the next date on which principal can be recovered through demand, in accordance with applicable regulation.

     Instruments such as Ginnie Mae, Fannie Mae, and Federal Home Loan Mortgage Corporation (“FHLMC”) securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. The ratings of S&P, Moody’s, and other rating services represent their opinion as to the quality of the money market instruments that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Fund will further evaluate these securities. See “Appendix — Description of Ratings” below.

Asset-Backed Securities
     The Fund may also invest in securities that are backed by assets, including, but not limited to: receivables on home equity loans; commercial real estate loans; credit card loans; manufacturing housing loans; small business loans; automobile, mobile home, and recreational vehicle loans; wholesale dealer floor plans; and leases. All such securities must be rated in the highest category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody’s). Such receivables typically are securitized in either a pass-through or a pay-through structure. Pass-through securities represent an ownership interest in the underlying assets and provide investors with an income stream consisting of both principal and interest payments with respect to the receivables in the underlying pool. The holders of pass-through securities bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. Pay-through securities are debt obligations, usually issued by a special purpose entity, that are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Such asset-backed securities also involve certain other risks, including the risk that security interests cannot be adequately, or in many cases ever, established. In addition, with respect to credit card loans, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile loans, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may have credit support supplied by a third party or derived from the structure of the transaction. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.

     Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Money Market Instruments
     The types of money market instruments that the Fund may purchase include:

     U.S. Government Securities: Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes, and Bonds.

     U.S. Government Agency Securities: Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

     Bank Obligations: Certificates of deposit, bankers’ acceptances, and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls, which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch, which could expose the Fund to a greater risk of loss. The Fund will buy only short-term instruments of banks in nations where these risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. In addition, the Fund is subject to certain maturity, quality, liquidity, and diversification conditions applicable to taxable money market funds. Thus, at the time of purchase a bank obligation or, as relevant, its issuer must be rated in one of the two highest rating categories (e.g. A-2 or better by S&P and P-2 or better by Moody’s) by at least two nationally recognized statistical rating organizations (“NRSROs”) or by the only NRSRO providing a rating at the time of acquisition or, if such security or, as relevant, its issuer is not so rated, the security must be determined to be of comparable quality by the Manager, to a security that is so rated.

     Commercial Paper: The Fund may invest in short-term promissory notes issued by corporations, colleges, universities and endowments if, at the time of purchase, such security or, as relevant, its issuer, is rated in one of the two highest rating categories (e.g., A-2 or better by S&P and P-2 or better by Moody’s) by at least two NRSROs or by the only NRSRO providing a rating at the time of acquisition or, if such security is not so rated, the security must be determined to be of comparable quality by the Manager, to a security that is so rated.

     Short-term Corporate Debt: The Fund may invest in corporate notes, bonds and debentures if, at the time of purchase, such security or, as relevant, its issuer, is rated in one of the two highest rating categories (e.g., A-2 or better by S&P and P-2 or better by Moody’s) by at least two NRSROs or by the only NRSRO providing a rating at the time of acquisition or if such security is not so rated, the security must be determined to be of comparable quality by the Manager, to a security that is so rated. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Such securities may include securities issued by colleges, universities and endowments.

     Repurchase Agreements: Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. The Fund may use repurchase agreements that are at least 102% collateralized by U.S. government securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash on a short-term basis. The Fund’s risk is limited to the seller’s ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment manager believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

Municipal Obligations
     The Fund may invest up to 25% of its assets in tax-free municipal securities, including general obligations and revenue issues, and tax-free commercial paper. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

     The Fund may also purchase project notes issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project notes are secured by the full faith and credit of the U.S..

     S&P and Moody’s rate the quality of many municipal securities. These ratings represent the opinions of S&P and Moody’s. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Fund will further evaluate these securities. The Fund may purchase these securities if, at the time of purchase, a security or, as relevant, its issuer is rated in one of the two highest rating categories (e.g., for municipal bonds, AA or better by S&P or Aa or better by Moody’s; for tax-free commercial paper and short-term tax-free notes, A-2 or better by S&P or P-2 or better by Moody’s; and for state or municipal notes, MIG-2 or better by Moody’s) by at least two NRSROs (or if rated by only one NRSRO at the time of acquisition, so rated by such NRSRO). If the security or, as relevant, its issuer has not been rated, the Manager must determine that the security is comparable to securities that are so rated.

     See the Appendix for a description of municipal obligations ratings.

Rule 144A Securities
     The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 5% of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     While maintaining oversight, the Board has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s 5% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Special Risks related to Cybersecurity Issues
     As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that is potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

     The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

     Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s website, delawareinvestments.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918. Information concerning the Fund’s portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day of the preceding month is posted on its website no later than five business days after the end of the month and remains posted on the website for six months thereafter. In addition, the Fund files monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month within five business days of the end of each month. This information will be made public 60 days following month-end.

     Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.

     The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

     Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Fund’s independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and proxy voting service. These entities are obligated to keep such information confidential.

     Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor any affiliate receives any compensation or consideration with respect to these agreements.

     To protect shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

     The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
     The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds (each a “Delaware Investments Fund” and together, the “Delaware Investments Funds”). As of June 30, 2014, the Trust’s officers and Trustees owned less than 1% of the outstanding shares of the Fund.

     The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

				Number of Funds	Other Directorships
			Principal Occupation(s)	in Fund Complex	Held by Trustee
Name, Address, and	Position(s) Held	Length of	During the Past Five	Overseen by	During the Past
Birthdate	with the Trust	Time Served	Years	Trustee	Five Years
Interested Trustee
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has	70	Board of Governors
2005 Market Street	President, Chief	Trustee since	served in various		Member —
Philadelphia, PA	Executive	Aug. 16, 2006	executive capacities at		Investment
19103	Officer, and		different times at		Company Institute
	Trustee	President and	Delaware Investments.[2]		(ICI)
April 1963		Chief
		Executive			Director and Audit
		Officer since			Committee Member
		Aug. 1, 2006			— Kaydon Corp.
(2007–2013)
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	70	Director — Bryn
2005 Market Street		2005	(March 2004–Present)		Mawr Bank Corp.
Philadelphia, PA					(BMTC)
19103					(2007–2011)

October 1947
Joseph W. Chow	Trustee	Since January	Executive Vice President	70	Director and Audit
2005 Market Street		2013	(Emerging Economies		Committee Member
Philadelphia, PA			Strategies, Risk and		— Hercules
19103			Corporate		Technology Growth
			Administration)		Capital, Inc.
January 1953			State Street Corporation
(July 2004–March 2011)
John A. Fry	Trustee	Since January	President — Drexel	70	Director — Hershey
2005 Market Street		2001	University (August 2010–		Trust Company
Philadelphia, PA			Present)
19103					Director, Audit
			President —		Committee, and
May 1960			Franklin & Marshall		Governance
			College		Committee Member
			(July 2002–July 2010)		— Community
Health Systems

				Number of Funds	Other Directorships
				in Fund Complex	Held by Trustee
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	During the Past
Birthdate	with the Trust	Time Served	During the Past Five Years	Trustee	Five Years
Lucinda S.	Trustee	Since March	Private Investor	70	None
Landreth		2005	(2004–Present)
2005 Market Street
Philadelphia, PA
19103

June 1947
Frances A. Sevilla-	Trustee	Since	Chief Executive Officer —	70	Trust Manager
Sacasa		September	Banco Itaú International (April		and Audit
2005 Market Street		2011	2012–Present)		Committee
Philadelphia, PA					Member —
19103			Executive Advisor to Dean		Camden Property
			(August 2011–March 2012)		Trust
January 1956			and Interim Dean (January
2011–July 2011) —
University of Miami School of
Business Administration
Thomas K.	Trustee	Since January	Vice Chairman	70	Director —
Whitford		2013	(2010–April 2013)		HSBC Finance
2005 Market Street			Chief Administrative Officer		Corporation and
Philadelphia, PA			(2008–2010) and Executive		HSBC North
19103			Vice President and Chief		American
			Administrative Officer (2007–		Holdings Inc.
2009) — PNC Financial
March 1956			Services Group
Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	70	Director, Audit
2005 Market Street		1999	(January 2006–July 2012)		and Compliance
Philadelphia, PA			Vice President — Mergers &		Committee
19103			Acquisitions		Chair,
			(January 2003–January 2006),		Investment
July 1948			and Vice President and		Committee
			Treasurer		Member, and
			(July 1995–January 2003)		Governance
			3M Corporation		Committee
Member —
Okabena
Company

Chair — 3M
Investment
Management
Committee
(2005–2012)
J. Richard Zecher	Trustee	Since March	Founder —	70	Director and
2005 Market Street		2005	Investor Analytics		Compensation
Philadelphia, PA			(Risk Management)		Committee
19103			(May 1999–Present)		Member —
Investor
July 1940			Founder —		Analytics
P/E Investments
			(Hedge Fund) (September 1996–Present)		Director — P/E Investments

				Number of Funds	Other Directorships
				in Fund Complex	Held by Trustee
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	During the Past
Birthdate	with the Trust	Time Served	During the Past Five Years	Officer	Five Years
Officers
David F. Connor	Senior Vice	Senior Vice	David F. Connor has served as	70	None[3]
2005 Market Street	President,	President	Deputy General Counsel of
Philadelphia, PA	Deputy General	since May	Delaware Investments since
19103	Counsel, and	2013; Deputy	2000.
	Secretary	General
December 1963		Counsel since
September
2000;
Secretary
since October
2005
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	70	None[3]
2005 Market Street	and Treasurer	since October	in various capacities at
Philadelphia, PA		2007	different times at Delaware
19103			Investments.

October 1972
David P. O’Connor	Executive Vice	Executive	David P. O’Connor has served	70	None[3]
2005 Market Street	President,	Vice	in various executive and legal
Philadelphia, PA	General Counsel,	President	capacities at different times at
19103	and Chief Legal	since	Delaware Investments.
	Officer	February
February 1966		2012;
General
Counsel and
Chief Legal
Officer since
October 2005
Richard Salus	Senior Vice	Chief	Richard Salus has served in	70	None[3]
2005 Market Street	President and	Financial	various executive capacities at
Philadelphia, PA	Chief Financial	Officer since	different times at Delaware
19103	Officer	November	Investments.
2006
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Manager, Distributor, and transfer agent.
[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds.

     The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Investments® Funds as of Dec. 31, 2013.

Aggregate Dollar Range of Equity Securities in All
	Dollar Range of Equity Securities	Registered Investment Companies Overseen by
Name	in the Trust	Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas L. Bennett	None	Over $100,000
Joseph W. Chow	None	None
John A. Fry	None	Over $100,000
Lucinda S. Landreth	$10,001-$50,000	Over $100,000
Frances A. Sevilla-Sacasa	None	$50,001-$100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	Over $100,000

     The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended March 31, 2014. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of	Delaware Investments®
Trustees	the Trust	Fund Expenses	Complex[1]
Thomas L. Bennett	$1,460	None	$248,250
Joseph W. Chow	$1,265	None	$215,250
John A. Fry	$1,244	None	$211,750
Anthony D. Knerr[2]	$1,404	None	$238,167
Lucinda S. Landreth	$1,281	None	$217,750
Frances A. Sevilla-Sacasa	$1,265	None	$215,250
Thomas K. Whitford	$1,247	None	$212,250
Janet L. Yeomans	$1,441	None	$245,250
J. Richard Zecher	$1,260	None	$214,250

[1] Effective Jan. 1, 2014, each Independent Trustee/Director will receive an annual retainer fee of $145,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Investments® family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investment companies in the complex. Effective Jan. 1, 2014, members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $3,000 for each Committee meeting attended. The Trustees may receive an additional fee if a committee meeting exceeds 4 hours. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $20,000. The Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.
[2] Mr. Knerr retired from the Board effective Feb. 20, 2014.

Board Leadership Structure

     Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

     Board Chairman: Mr. Coyne, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that having a representative of Fund management as its Chairman is beneficial to the Trust. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

     Coordinating Trustee: The Independent Trustees designate one of their members to serve as Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. The Coordinating Trustee also generally serves as a liaison among outside Trustees, the Chairman, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

     Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

     Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

     The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies, practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; Joseph W. Chow; Lucinda S. Landreth; and Frances A. Sevilla-Sacasa. The Audit Committee held six meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: John A. Fry, Chairperson; Thomas L. Bennett, Coordinating Director/Trustee (ex officio); Janet L. Yeomans; and Thomas K. Whitford. The Nominating and Corporate Governance Committee held four meetings during the Trust’s last fiscal year.

     In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this Part B.

     Thomas L. Bennett — Currently the Coordinating Trustee, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

     Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trusts found that his extensive experience in business strategy in non-U.S. markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis and M.C.P and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

     John A. Fry — Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

     Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to her B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

     Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the U.S. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

     Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trusts found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from the University of Pennsylvania’s Wharton School. Mr. Whitford has served on the Board since January 2013.

     Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She also serves as a board member of a for-profit company. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

     J. Richard Zecher — Mr. Zecher has over 35 years of experience in the investment management industry. He founded a hedge fund investment advisory firm and a risk-management consulting company. He also served as Treasurer of a money center New York bank. Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission. Mr. Zecher has served as a board member and board committee member of a for-profit company. He holds degrees in Economics from The Ohio State University. Mr. Zecher has served on the Board since March 2005.

     Patrick P. Coyne — Mr. Coyne has over 25 years of experience in the investment management industry. Mr. Coyne has managed funds, investment teams and fixed income trading operations. He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments. Mr. Coyne has served as a board member of nonprofit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute. He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Coyne has served on the Board since August 2006.

     Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: J. Richard Zecher, Chairperson; Joseph W. Chow; Lucinda S. Landreth; Frances A. Sevilla-Sacasa; and Thomas K. Whitford. The Investments Committee held five meetings during the Trust’s last fiscal year.

     Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund’s transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

     The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees/Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees/Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

     The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

     The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

     Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics
     The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

     In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the Fund and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all of the Fund proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

     As of March 31, 2014, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $200 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

     The Investment Management Agreement (“Agreement”) for the Fund is dated Jan. 4, 2010 and was approved by shareholders on Nov. 12, 2009. The Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Board or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     As compensation for the services rendered under the Agreement, the Fund shall pay the Manager, on an annual basis, a management fee (annual rate as a percentage of average daily net assets) equal to: 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1,500 million and 0.30% on assets in excess of $2.5 billion.

     The management fees paid, net of waivers, for the past three fiscal years with respect to the Fund were as follows:

Delaware Cash Reserve® Fund
Investment Advisory Fees
Fiscal Year Ended	Incurred	Paid	Waived
3/31/14	$1,100,846	$0	$1,100,846
3/31/13	$1,173,548	$0	$1,173,548
3/31/12	$1,313,974	$0	$1,313,974

     Except for those expenses borne by the Manager under the Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; the investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing the Prospectuses and reports sent to shareholders.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund’s shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

     For the fiscal years ended March 31, 2012, 2013, and 2014, the Distributor received contingent deferred sale charge (“CDSC”) payments in the amount of $3,570, $404, and, $1, respectively, with respect to Class B shares.

     For the fiscal years ended March 31, 2012, 2013, and 2014, the Distributor received CDSC payments in the amount of $3,128, $1,263, and $1,287 respectively, with respect to Class C shares.

Transfer Agent
     Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

     BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Fund. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountant
     The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. DSC provided fund accounting and financial administration services to the Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

     During the past three fiscal years ended March 31, 2012, 2013, and 2014, the Fund paid the following amounts to BNY Mellon for fund accounting and financial administration services: $100,381, $88,678, and $80,085, respectively.

     During the fiscal years ended March 31, 2012, 2013, and 2014, the Fund paid the following amounts to DSC for fund accounting and financial administration oversight services: $14,436, $12,696, and $11,828, respectively.

Custodian
     BNY Mellon also serves as custodian of the Fund’s securities and cash. As the Fund’s custodian, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During the past three fiscal years, the Fund paid no brokerage commissions.

     Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

     As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended March 31, 2014, none of the Fund’s portfolio transactions were directed to broker/dealers for brokerage and research services provided.

     As of March 31, 2014, the Fund owned securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents, in the following amount:

Regular Broker/Dealer	Amount
Wells Fargo (Wachovia)	$711,401.17

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

     The Fund has the authority to participate in a commission recapture program. Under the program, and subject to seeking best execution as described in this section, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
     The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. As a general matter, shareholders of the Classes may vote only on matters affecting their respective Class, including the Rule 12b-1 Plans of the Classes that relate to the Class of shares that they hold. However, Class B shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Consultant Class shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Classes’ Rule 12b-1 Plans will be allocated solely to those Classes.

     On Aug. 16, 1999, Cash Reserve® A Class (which was known as Delaware Cash Reserve A Class, and known as the Delaware Cash Reserve Class from May 1992 to May 1994 and the original class prior to May 1992) changed its name to Delaware Cash Reserve Fund A Class; Cash Reserve Consultant Class (which was known as Delaware Cash Reserve Consultant Class from November 1992 to May 1994, Delaware Cash Reserve (Institutional) Class from May 1992 to November 1992 and the Consultant Class prior to May 1992) changed its name to Delaware Cash Reserve Fund Consultant Class; Cash Reserve Fund B Class (which was known as Delaware Cash Reserve B Class) changed its name to Delaware Cash Reserve Fund B Class and Cash Reserve C Class (which was known as Delaware Cash Reserve C Class) changed its name to Delaware Cash Reserve Fund C Class. The Fund was established in 1978.

Noncumulative Voting
     The Fund’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

     As of May 31, 2007, the Fund ceased to permit new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares, except through reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to those classes’ pricing structure and eligibility requirements, if any.

     For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via supplement if there are any changes to these attributes, sales charges, or fees.

     Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest. The minimum initial investment is generally $1,000 for each Class. Subsequent purchases must generally be $100 or more. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

     You may purchase up to $1 million of Class C shares of the Fund. See “Investment Plans” below for purchase limitations applicable to retirement plans. The Trust will reject any order for purchase of $1 million or more for Class C shares.

     Selling dealers are responsible for transmitting orders promptly. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a U.S. financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC if he or she redeems any portion of his or her account.

     The Trust and the Distributor intend to operate in compliance with all FINRA conduct rules relating to investment company sales charges.

     Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate Fund officer. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate Fund officer. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

     Certain omnibus accounts and managed or asset-allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements
     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares, and other relevant circumstances. Investors should consider the availability of Class A shares and Consultant Class shares or whether, given their particular circumstances, it is more advantageous to purchase Class C shares. Shareholders purchasing Class C shares will have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual Rule 12b-1 Plan expenses applicable to the Classes.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class C and Consultant Class shares.

     Dividends, if any, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” below for more information.

Contingent Deferred Sales Charge Alternative — Class B and Class C Shares
     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees applicable to Class B and C shares are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B and C shares. These payments support the compensation paid to the broker/dealer for selling Class B and C shares. Payments to the Distributor and others under the Class B and C Rule 12b-1 Plans may be in an amount equal to no greater than 1.00% of those shares’ average daily net assets (currently limited to 0.25% service fee for the Fund). The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees makes it possible for the Fund to sell Class B and C shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B and C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B and C shares described in this Part B, even after the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class B Shares
     Class B shares, other than shares acquired through reinvestment of distributions, held for eight years after purchase are eligible for automatic conversion to Consultant Class shares with a 12b-1 fee of no more than 0.25%. Conversions of Class B shares to Consultant Class shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September, and December (each, a “Conversion Date”). A business day is any day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor’s Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor’s Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as an additional three months after the eighth anniversary of purchase before the shares will automatically convert to Consultant Class shares.

     Class B shares of the Fund acquired through a reinvestment of distributions will convert to Consultant Class shares pro rata with Class B shares of the fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B shares will constitute tax-free exchanges for federal income tax purposes. You should consult your tax advisor regarding the state and local tax consequences of the conversion of Class B shares.

Plans under Rule 12b-1 for the Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan under Rule 12b-1 for each of the Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of the Class to which the Plan applies. The Plans do not apply to the Fund’s Class A shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of Class A shares. Holders of Class A shares may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and Prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others who enter into agreements with the Distributor. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Classes and increase sales of the Classes.

     In addition, the Fund may make payments from the Rule 12b-1 Plan fees of its Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services with respect to a Fund Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B shares and Class C shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares. The Distributor may pay registered representatives of brokers, dealers or other entities, who have sold a specified level of Delaware Investments® Funds having a Rule 12b-1 Plan, a continuing trail fee of 0.25% of the average daily net assets of Consultant Class shares from Rule 12b-1 payments of Consultant Class shares for assets maintained in that Class.

     In addition, the Fund may make payments out of the assets of Consultant Class shares, Class B shares and Class C shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of its shares of, or provide services to, such Classes pursuant to service agreements with the Trust.

     The Plans do not limit fees to amounts actually expended by the Distributor. It is possible that the Distributor may realize a profit in any particular year in which payments pursuant to the Plans exceed the amounts actually expended by the Distributor. However, the Distributor currently expects that its distribution expenses will equal or exceed payments to it under the Plans. The Distributor may incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Classes would be borne by such persons without any reimbursement from such Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreement, as amended, have been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and related Distribution Agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Board must determine whether continuation of the Plans is in the best interest of the shareholders of the Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and Distribution Agreement, or by a majority vote of the relevant Fund Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’s outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to the Consultant Class, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s Class B shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

     For the fiscal year ended March 31, 2014, there were no Rule 12b-1 payments for the Fund’s Class B, Class C, and Consultant Class shares. For the fiscal year ended March 31, 2014, Rule 12b-1 payments for the Fund’s Class B shares were used for the following purposes:

Class B
shares
Advertising	$—
Annual/Semiannual Reports	$—
Broker Sales Charges	$—
Broker Trails*	$ —
Salaries & Commissions to Wholesalers	$—
Interest on Broker Sales Charges	$—
Promotional-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$ 21
Total Expenditures	$ 21

*     The broker trail amounts listed in this row are principally based on payments made to broker-dealers monthly. However, certain broker-dealers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers — Classes
     The Distributor and its affiliates may pay compensation at their own expense and not as an expense of the Fund, to financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s payment of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such financial intermediaries.

INVESTMENT PLANS

Investing by Mail
     Subsequent Purchases: Additional purchases may be made at any time by mailing a check or other negotiable bank draft made payable to the specific Class desired. The account to which the subsequent purchase is to be credited should be identified by the name(s) of the registered owner(s) and by account number. An investment slip (similar to a deposit slip) is provided at the bottom of statements that you will receive from the Fund. Use of this investment slip can help to expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail. The Fund and the Transfer Agent will not be responsible for inadvertent processing of post-dated checks or checks more than six months old.

     Direct Deposit Purchases by Mail: Shareholders of the Classes may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

Investing by Wire
     Initial Purchases: When making an initial investment by wire, you must first telephone the Fund at 800 523-1918 to advise it of your action and to be assigned an account number. If you do not call first, it may not be possible to process your order promptly, although in all cases shares purchased will be priced at the close of business following receipt of federal funds. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be promptly forwarded to the specific Class desired, to Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service.

     Subsequent Purchases: Additional investments may be made at any time through the wire procedure described above. The Fund must be immediately advised by telephone at 800 523-1918 of each transmission of funds by wire.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

     Class B shares and Class C shares of the Fund and Class B shares and Class C shares of any Delaware Investments® Fund that offers such classes of shares may not be exchanged into Class A shares or Consultant Class shares. Holders of Class B shares of the Fund are permitted to exchange all or a part of their Class B shares only into Class B shares of other Delaware Investments® Funds. Similarly, holders of Class C shares of the Fund are permitted to exchange all or a part of their Class C shares only into Class C shares of other Delaware Investments® Funds. Class B shares of the Fund and Class C shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Consultant Class shares of the Fund.

     Permissible exchanges into Class B shares or Class C shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept investments through an agent bank or pre-authorized government or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

     Automatic Investing Plan: Shareholders may make regular automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from the shareholder’s checking account by electronic fund transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase Pension Plans, 403(b)(7) or 457 Retirement Plans.

     Minimum Initial/Subsequent Investments by EFT: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

When Orders are Effective
     Transactions in money market instruments in which the Fund invests normally require same day settlement in Federal funds. The Fund intends at all times to be as fully invested as possible in order to maximize its earnings. Thus, purchase orders will be executed at the NAV next determined after their receipt by the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers” above) only if the Fund has received payment in federal funds by wire. Dividends begin to accrue on the next Business Day. Thus, investments effective the day before a weekend or holiday will not accrue dividends for that period but will earn dividends on the next Business Day. If, however, the Fund is given prior notice of federal funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund’s credit policies, the purchase will start earning dividends on the date the wire is received.

     If remitted in other than the foregoing manner, such as by personal check, purchase orders will be executed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open, on the day on which the payment is converted to federal funds and is available for investment, normally one Business Day after receipt of payment. Conversion to federal funds may be delayed when the Fund receives: (1) a check drawn on a nonmember bank of the Federal Reserve, (2) a check drawn on a foreign bank, (3) a check payable in a foreign currency, or (4) a check requiring special handling. With respect to investments made other than by wire, the investor becomes a shareholder after declaration of the dividend on the day on which the order is effective.

     Information on how to procure a negotiable bank draft or to transmit federal funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. Any commercial bank can transmit federal funds by wire. The bank may charge the shareholder for these services.

     If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the amount credited by the check plus any dividends earned thereon.

Reinvestment of Dividends in Other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may automatically reinvest dividends and/or distributions in any Delaware Investments® Fund, including the Fund, in states where its shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Dividends on Class A shares and Consultant Class shares may be reinvested in shares of any Delaware Investments® Fund, other than Class B shares and Class C shares of the Delaware Investments® Funds that offer such classes of shares. Dividends on Class B shares may only be invested in Class B shares of another Delaware Investments® Fund that offers such a class of shares. Dividends on Class C shares may only be invested in Class C shares of another Delaware Investments® Fund that offers such a class of shares.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase Pension Plans, 403(b)(7) or 457 Retirement Plans.

On Demand Service
     You or your investment dealer may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m. Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
     Shareholders can use the systematic exchange option to invest in the Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Prospectus and this Part B. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase Pension Plans, 403(b)(7) or 457 Retirement Plans.

Account Statements
     You will receive quarterly statements of your account summarizing all transactions during that period, including the regular dividend information. However, in the case of Class A shares and Consultant Class shares, accounts in which there has been activity, other than a reinvestment of dividends, will receive a monthly statement confirming transactions for that period. In the case of Class B shares and Class C shares, accounts in which there has been activity will receive a confirmation after each transaction.

     Simple IRA participants will receive quarterly confirmations of all such transactions that have taken place in the previous three-month period on their quarterly participant statement. Participants will still receive immediate confirmation when they invest in a fund for the first time or when they establish a new account.

     Participants may request confirmations of specific transactions prior to the end of the quarter by calling 800 523-1918.

Retirement Plans
     An investment in the Fund may be suitable for tax-deferred retirement plans, such as: IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell Education Savings Accounts (“Coverdell ESAs”). For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

     The CDSC may be waived on certain redemptions of Class B shares and Class C shares. See “Waiver of Contingent Deferred Sales Charge — Class B and Class C Shares” under “Redemption and Exchange” for a list of the instances in which the CDSC is waived.

     Purchases of Class C shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based on the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

     Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. For additional information on any of the Plans and Delaware Investments’ retirement services, call the Shareholder Service Center telephone number.

     It is advisable for an investor considering any one of the retirement plans described above to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these accounts, contact your participating securities dealer or other financial intermediary.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

     The offering price of shares is the NAV per share next to be determined after an order is received and becomes effective. There is no front-end sales charge.

     The Fund’s NAV is computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern time on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed. In the event of changes in SEC requirements or the Fund’s change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily, or to make the offering price effective at a different time.

     The NAV per share for each Class of the Fund is calculated by subtracting the liabilities of each Class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Expenses and fees are accrued daily. In determining the Fund’s net assets, portfolio securities are valued at amortized cost.

     The Board has adopted amortized cost procedures to monitor and stabilize the price per share. Calculations are made each day to compare part of the Fund’s value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Fund’s $1.00 per share offering and redemption prices and the NAV calculated by reference to market quotations, or if there is any other deviation that the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $1.00 per share.

     Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’s percentage in the Fund represented by the value of shares of such Classes, except that Class A shares will not incur any of the expenses under the Classes’ Rule 12b-1 Plans and Class B shares, Class C shares and Consultant Class shares alone will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the NAV per share of each Class is expected to be equivalent.

REDEMPTION AND EXCHANGE

General Information
     Certain expedited redemption methods described below are available when stock certificates have not been issued. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $100,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $100,000, or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians. The redemption price is the NAV next calculated after receipt of the redemption request in good order. See “Determining Offering Price and Net Asset Value” above for time of calculation of NAV.

     Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B shares and Class C shares, and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     Orders for the repurchase of Fund shares that are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV were determined on such day. The selling dealer has the responsibility to transmit orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to value fairly its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated. In the event that the Fund’s Board, including a majority of Trustees who are not interested persons of the Fund as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Fund’s Board has the authority to suspend redemptions of the Fund shares.

     Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

     Holders of Class B shares or Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B shares from the Fund, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

     The Fund reserves the right to refuse the purchase side of an exchange request by any person or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

*     *     *

     The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days’ written notice to shareholders.

Checkwriting Feature
     Holders of Class A shares and Consultant Class shares holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks, which may be issued to redeem their shares by drawing on the Trust’s account with its bank. Normally, it takes two weeks from the date the shareholder’s initial purchase check clears to receive the first order of checks. The use of any form of check other than the Fund’s check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available for Class B shares or Class C shares of the Fund.

     The use of redemption checks is subject to the following requirements:

     (i) These redemption checks must be made payable in an amount of $500 or more.

     (ii) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Shareholders using redemption checks will continue to be entitled to distributions paid on those shares up to the time the checks are presented for payment.

     (iii) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

     (iv) If the amount of the check is greater than the value of the shares held in the shareholder’s account, the check will be returned and the shareholder’s bank may charge a fee.

In addition, these checks may not be used to close accounts. The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is in the Fund’s best interest.

     Shareholders will be subject to bank rules and regulations governing similar accounts. This service may be terminated or suspended at any time by the bank, the Fund, or the Fund’s Transfer Agent. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old. Shareholders needing a copy of a redemption check can contact the Transfer Agent at 800 523-1918.

     Stop-Payment Requests: Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

Written Redemption
     You can write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

     Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Consultant Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Consultant Class shares. Certificates are not issued for Class B shares or Class C shares.

Written Exchange
     You may also write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption: “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

     Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. To redeem by telephone, simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges are subject to the requirements of the Fund as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
     You or your investment dealer may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and a $100,000 maximum for On Demand Service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
     Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

*     *     *

Waiver of Contingent Deferred Sales Charge — Class B and C Shares

     As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc.(“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

  Class B and Class C shares that are or were held in a qualified retirement plan account serviced by Delaware Management Trust Company will not be subject to a CDSC upon the redemption of such shares regardless of the length of time the shares were held by the shareholder.

Small Accounts
     Before the Fund involuntarily redeems shares from an account that has remained below the minimum amounts required by the Prospectus and this Part B, the shareholder will be notified in writing that the value of the shares in the account is less than the required minimum amount and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. If no such action is taken by the shareholder, the proceeds will be sent to the shareholder. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC will apply to redemptions described in this paragraph of Class B shares and Class C shares.

DISTRIBUTIONS AND TAXES

Distributions
     The following supplements the information in the Prospectus.

     The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

     The Fund declares a dividend of its net investment income on a daily basis to shareholders of record of each Class of Fund shares at the time of the previous calculation of the Fund’s NAV. The amount of net investment income will be determined at the time the NAV is determined and shall include investment income accrued, less the estimated expenses of the Fund incurred since the last determination of NAV. Gross investment income consists principally of interest accrued and, where applicable, net pro rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the NAV calculation is made. See “Determination of Offering Price and Net Asset Value” above. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next Business Day.

     Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that each Fund Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

     All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or other distributions that cannot be delivered by the U.S. Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the U.S. Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
     The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Part B. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

     This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

     Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

  Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

  Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

  Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

     In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

     The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Capital loss carryovers . The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after Dec. 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before Dec. 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after Dec. 22, 2010 must be used before capital losses realized in a taxable year beginning on or before Dec. 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before Dec. 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

     Deferral of late year losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A "qualified late year loss" includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after Oct. 31 of the current taxable year, and (b) other ordinary losses incurred after Dec. 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after Oct. 31 of the current taxable year, and (b) other ordinary gains incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

     Federal excise tax . To avoid a 4% non-deductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

     Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

     Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

     Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Because the Fund is a money market fund, it does not expect to realize any long-term capital gains and losses.

     Maintaining a $1 share price. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

     Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over estimates the income to be received from certain investments.

     Qualified dividend income for individuals. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of the Fund’s income dividends will be qualified dividend income eligible for taxation at capital gain rates.

     Dividends-received deduction for corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

     U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

     Sales, Exchanges and Redemption of Fund Shares. Because shares in the Fund are offered and redeemed at a constant NAV of $1.00 per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares.

     Tax basis information . Cost basis reporting is not required for shareholders investing in a money market fund that maintains a stable NAV.

     Tax Treatment of Portfolio Transactions . Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

     In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

     Certain fixed income investments . Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

     Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

     Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number,

  certify that this number is correct,

  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general . The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

     Short-term capital gain dividends and interest-related dividends. The prior exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired. With respect to taxable years of the Fund that began before Jan. 1, 2014, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. Similarly, with respect to taxable years of the Fund that began before Jan. 1, 2014, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax. “Qualified interest income” included, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. It is currently unclear whether Congress will extend these exemptions to taxable years of a fund beginning on or after Jan. 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect. If the exemptions are reinstated, the Fund reserves the right to not report small amounts of short-term capital gain dividends or interest-related dividends. Additionally, the Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

     U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

     U.S. tax certification rules . Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

     Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

     An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

     An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

     Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

     Effect of Future Legislation; Local Tax Considerations . The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Part B. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

     To obtain the Fund’s most current performance information, please call 800 523-1918 or visit our website at delawareinvestments.com.

     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Assets and Liabilities including the Schedules of Investments, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, for the fiscal year ended March 31, 2014, are included in the Fund’s Annual Report to shareholders. The financial statement information for fiscal year ended prior to March 31, 2011 was audited by the Fund’s prior independent registered public accounting firm. The financial statements and financial highlights, the notes relating thereto and the report of PricewaterhouseCoopers LLP listed above are incorporated by reference from the Annual Report into this Part B.

PRINCIPAL HOLDERS

     As of June 30, 2014, the Trust believes that the following accounts held 5% or more of the outstanding shares of Class A, Class B, Class C, and Consultant Class shares of the Fund:

Fund Name	Shareholder Name and Address	Percentage
DELAWARE CASH RESERVE FUND	DELAWARE DISTRIBUTORS L.P.	10.17%
CLASS A	CORPORATE ACCOUNTING
	2005 MARKET ST FL 9
	PHILA PA 19103-7007

DELAWARE CASH RESERVE FUND	FIRST CLEARING LLC	6.34%
CLASS B	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

DELAWARE CASH RESERVE FUND	MORGAN STANLEY SMITH BARNEY HARBORSIDE	13.80%
CLASS B	FINANCIAL CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311

DELAWARE CASH RESERVE FUND	NATIONAL FINANCIAL SERVICES LLC	5.23%
CLASS B	FBO OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPARTMENT
	499 WASHINGTON BLVD FL4
	JERSEY CITY NJ 07310

DELAWARE CASH RESERVE FUND	PERSHING LLC	7.84%
CLASS B	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

DELAWARE CASH RESERVE FUND	BNYM I S TRUST CO	11.09%
CLASS B	CUST ROLLOVER IRA
	BARBARA Y FOLEY
	BLOOMINGDALE GA 31302

DELAWARE CASH RESERVE FUND	BNYM I S TRUST CO	5.62%
CLASS B	CUST SIMPLE IRA
	DAVID F NICHOLS DDS/
	DAVID F NICHOLS
	TYLER TX 75703

Fund Name	Shareholder Name and Address	Percentage
DELAWARE CASH RESERVE FUND	BNYM I S TRUST CO	5.03%
CLASS B	CUST SIMPLE IRA
	TEE PEE PACKAGING
	FBO DENNIS KWASNIK
	DENVILLE NJ 07834

DELAWARE CASH RESERVE FUND	FRONTIER TRUST COMPANY	5.81%
CLASS C	FBO BERKS ENGINEERING CO 401(K)
	PO BOX 10758
	FARGO ND 58106-0758

DELAWARE CASH RESERVE FUND	FIRST CLEARING LLC	11.87%
CLASS C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

DELAWARE CASH RESERVE FUND	MLPF&S FOR THE SOLE	5.30%
CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE E FL2
	JACKSONVILLE FL 32246-6484

DELAWARE CASH RESERVE FUND	MORGAN STANLEY SMITH BARNEY HARBORSIDE	13.47%
CLASS C	FINANCIAL CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311

DELAWARE CASH RESERVE FUND	PERSHING LLC	5.85%
CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

DELAWARE CASH RESERVE	FIRST CLEARING LLC	6.55%
CONSULTANT CLASS	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

APPENDIX — DESCRIPTION OF RATINGS

     The Fund has the ability to invest in high yield, high risk fixed income securities. The following paragraphs contain excerpts from Moody’s and S&P’s rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

Moody’s Investors Service — Bond Ratings	Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
	Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.
	A	Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
	Baa	Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
	Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
	B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
	Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
	Ca	Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
	C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.
P-1	Issuers rated “PRIME-1” or “P-1” (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
P-2	Issuers rated “PRIME-2” or “P-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
P-3	Issuers rated “PRIME-3” or “P-3” (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

Municipal Note Ratings
Issuers or the features associated with Moody’s MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.
MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P’s - Bond Ratings	AAA	Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
	AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
	A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
	BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest a repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
	BB, B, CC,C and CC	Debt rated BB, B, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
	C	This rating is reserved for income bonds on which no interest is being paid.
	D	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper Ratings S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
A-1	The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
A-2	Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.
A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Municipal Note Ratings
     An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

PART C
(Delaware Group® Cash Reserve)
File Nos. 002-60770/811-02806
Post-Effective Amendment No. 64

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed December 14, 1999.

(i) Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 27, 2007.

(ii) Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 55 filed on July 28, 2009.

(iii) Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 56 filed May 28, 2010.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed December 14, 1999.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 27, 2007.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement and Declaration of Trust. Articles III, IV, V, and VI of the Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed December 14, 1999.

		(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 27, 2007.

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company, (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 57 filed July 29, 2010.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

1

(i) Executed Amended and Restated Distribution Agreement (January 4, 2011) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

(ii) Executed Amendment No. 1 to Schedule I to the Distribution Agreement (October 1, 2013) attached as Exhibit No. EX-99.e.1.ii.

(iii) Executed Distribution Expense Limitation Letter (July 2014) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.e.1.iii.

	(2)	Form of Dealer's Agreement incorporated into this filing by reference to Post-Effective Amendment No. 60 filed July 27, 2012.

	(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 60 filed July 27, 2012.

	(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post- Effective Amendment No. 60 filed July 27, 2012.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 55 filed on July 28, 2009.

(i) Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement attached as Exhibit No. EX-99.g.1.i.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post- Effective Amendment No. 48 filed May 29, 2002.

(i) Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed May 28, 2004.

(ii) Schedule B (July 18, 2011) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

	(2)	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant attached as Exhibit No. EX-99.h.2.

	(3)	Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant attached as Exhibit No. EX-99.h.3.

(i)	Legal Opinion. Opinion and Consent of Counsel (December 14, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed December 14, 1999.

2

	(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (July 2014) attached as Exhibit No. EX-99.j.

	(k)	Omitted Financial Statements. Not applicable.

	(l)	Initial Capital Agreements. Not applicable.

	(m)	Rule 12b-1 Plan.

		(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

		(2)	Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

		(3)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

		(4)	Plan under Rule 12b-1 for Consultant Class (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed July 29, 2011.

	(n)	Rule 18f-3 Plan.

		(1)	Plan under Rule 18f-3 (February 18, 2010) incorporated into this filing by reference to Post-Effective Amendment No. 60 filed July 27, 2012.

(i) Appendix A (January 1, 2014) to Plan under Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.

	(o)	Reserved.

	(p)	Codes of Ethics.

		(1)	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) and Delaware Investments Family of Funds (October 1, 2013) attached as Exhibit No. EX-99.p.1.

	(q)	Other.

		(1)	Powers of Attorney (May 17, 2007) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 27, 2007.

		(2)	Power of Attorney (September 1, 2011) incorporated into this filing by reference to Post-Effective Amendment No. 60 filed July 27, 2012.

		(3)	Power of Attorney (January 1, 2013) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed July 29, 2013.

		(4)	Power of Attorney (January 1, 2013) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed July 29, 2013.

Item 29.	Persons Controlled by or Under Common Control with Registrant. None.

3

Item 30.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post Effective Amendment No. 53 filed July 27, 2007. Article VI of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 27, 2007.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Patrick P. Coyne	President	Chairman/President/Chief	Mr. Coyne has served in various
		Executive Officer	executive capacities within
Delaware Investments

Director – Kaydon Corp.
Michael J. Hogan	Executive Vice	Executive Vice	Mr. Hogan has served in
	President/Head of Equity	President/Head of Equity	various executive capacities
	Investments	Investments	within Delaware Investments

David P. O’Connor	Executive Vice	Executive Vice	Mr. O’Connor has served in
	President/Strategic	President/Strategic	various executive capacities
	Investment Relationships	Investment Relationships	within Delaware Investments
	and Initiatives/General	and Initiatives/General
	Counsel	Counsel	Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General
Counsel/Chief Legal Officer –
Optimum Fund Trust

See Yeng Quek	Executive Vice	Executive Vice	Mr. Quek has served in various
	President/Managing	President/Managing	executive capacities within
	Director/Head of Fixed Income Investments	Director/Head of Fixed Income Investments	Delaware Investments

4

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Philip N. Russo	Executive Vice	None	Mr. Russo has served in various
	President/Chief		executive capacities within
	Administrative Officer		Delaware Investments

Joseph R. Baxter	Senior Vice	Senior Vice	Mr. Baxter has served in
	President/Head of	President/Head of	various capacities within
	Municipal Bond	Municipal Bond	Delaware Investments
	Department/Senior	Department/Senior
	Portfolio Manager	Portfolio Manager

Christopher S. Beck	Senior Vice President/	Senior Vice President/	Mr. Beck has served in various
	Chief Investment	Chief Investment Officer -	capacities within Delaware
	Officer—Small Cap	Small Cap Value/Mid-Cap	Investments
	Value/Mid-Cap Value	Value Equity
Equity
Michael P. Buckley	Senior Vice	Senior Vice President/	Mr. Buckley has served in
	President//Director of	Director of Municipal	various capacities within
	Municipal Research	Research	Delaware Investments
Stephen J. Busch	Senior Vice President/	Senior Vice President/	Mr. Busch has served in various
	Investment Accounting	Investment Accounting	capacities within Delaware
Investments
Michael F. Capuzzi	Senior Vice President/	Senior Vice President/	Mr. Capuzzi has served in
	Investment Systems	Investment Systems	various capacities within
Delaware Investments
Liu-Er Chen	Senior Vice President/	Senior Vice President/	Mr. Chen has served in various
	Chief Investment Officer,	Chief Investment Officer,	capacities within Delaware
	Emerging Markets and	Emerging Markets and	Investments
	Healthcare	Healthcare
Thomas H. Chow	Senior Vice	Senior Vice	Mr. Chow has served in various
	President/Senior Portfolio	President/Senior Portfolio	capacities within Delaware
	Manager	Manager	Investments
David F. Connor	Senior Vice	Senior Vice	Mr. Connor has served in
	President/Deputy General	President/Deputy General	various capacities within
	Counsel/Secretary	Counsel/Secretary	Delaware Investments

Vice President/Deputy General
Counsel/Secretary – Optimum
Fund Trust
Stephen J. Czepiel	Senior Vice	Senior Vice	Mr. Czepiel has served in
	President/Senior Portfolio	President/Senior Portfolio	various capacities within
	Manager	Manager	Delaware Investments
Craig C. Dembek	Senior Vice President/ Co-	Senior Vice President/Co-	Mr. Dembek has served in
	Head of Credit	Head of Credit	various capacities within
	Research/Senior Research	Research/Senior Research	Delaware Investments
	Analyst	Analyst
Roger A. Early	Senior Vice President/	Senior Vice President/ Co-	Mr. Early has served in various
	Co-Chief Investment	Chief Investment Officer-	capacities within Delaware
	Officer—Total Return	Total Return Fixed	Investments
	Fixed Income Strategy	Income Strategy
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various capacities within Delaware Investments

5

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Gregory A. Gizzi	Senior Vice	Senior Vice	Mr. Gizzi has served in various
	President/Senior Portfolio	President/Senior Portfolio	capacities with Delaware
	Manager	Manager	Investments
Edward Gray	Senior Vice	Senior Vice	Mr. Gray has served in various
	President/Chief	President/Chief	capacities within Delaware
	Investment Officer—	Investment Officer –	Investments
	Global and International	Global and International
	Value Equity	Value Equity
Paul Grillo	Senior Vice President/ Co-	Senior Vice President/ Co-	Mr. Grillo has served in various
	Chief Investment	Chief Investment	capacities within Delaware
	Officer—Total Return	Officer—Total Return	Investments
	Fixed Income Strategy	Fixed Income Strategy
Sharon Hill	Senior Vice President/	Senior Vice President/	Ms. Hill has served in various
	Head of Equity	Head of Equity	capacities within Delaware
	Quantitative Research and	Quantitative Research and	Investments
	Analytics	Analytics
James L. Hinkley	Senior Vice President/	Senior Vice President/	Mr. Hinkley has served in
	Head of Product	Head of Product	various capacities within
	Management	Management	Delaware Investments
Kashif Ishaq	Senior Vice	Senior Vice	Mr. Ishaq has served in various
	President/Head of	President/Head of	capacities within Delaware
	Investment Grade	Investment Grade	Investments
	Corporate Bond Trading	Corporate Bond Trading
Paul Matlack	Senior Vice	Senior Vice President/	Mr. Matlack has served in
	President/Senior Portfolio	Senior Portfolio Manager/	various capacities within
	Manager/Fixed Income	Fixed Income Strategist	Delaware Investments
Strategist
Christopher	Senior Vice	Senior Vice	Mr. McCarthy has served in
McCarthy	President/Financial	President/Financial	various capacities within
	Institutions Sales	Institutions Sales	Delaware Investments
John P. McCarthy	Senior Vice President/Co-	Vice President/Senior	Mr. McCarthy has served in
	Head of Credit	Research Analyst	various capacities within
	Research/Senior Research		Delaware Investments
Analyst
Brian McDonnell	Senior Vice	Senior Vice	Mr. McDonnell has served in
	President/Senior Portfolio	President/Senior Portfolio	various capacities within
	Manager/Senior	Manager/Senior	Delaware Investments
	Structured Products	Structured Products
	Analyst/Trader	Analyst/Trader
Timothy D.	Senior Vice	Senior Vice	Mr. McGarrity has served in
McGarrity	President/Financial	President/Financial	various capacities within
	Services Officer	Services Officer	Delaware Investments
Francis X. Morris	Senior Vice	Senior Vice	Mr. Morris has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer - Core	Investment Officer - Core	Delaware Investments
	Equity	Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/	Mr. Murray has served in
	Chief Compliance Officer	Chief Compliance Officer	various capacities within
Delaware Investments
Susan L. Natalini	Senior Vice President/Head of Equity and Fixed Income Business Operations	Senior Vice President/Head of Equity and Fixed Income Business Operations	Ms. Natalini has served in various capacities within Delaware Investments

6

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
D. Tysen Nutt	Senior Vice President/	Senior Vice President/	Mr. Nutt has served in various
	Senior Portfolio	Senior Portfolio	capacities within Delaware
	Manager/Team Leader	Manager/Team Leader	Investments
Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Structured	President/Structured	various capacities within
	Products and Derivatives	Products and Derivatives	Delaware Investments
Terrance M. O’Brien	Senior Vice	Senior Vice	Mr. O’Brien has served in
	President/Head of Fixed	President/Head of Fixed	various capacities with
	Income Quantitative	Income Quantitative	Delaware Investments
	Analysis Department	Analysis Department
Marlene Petter	Senior Vice	Senior Vice	Ms. Petter has served in various
	President/Marketing	President/Marketing	capacities within Delaware
	Communications	Communications	Investments
Jeffrey W. Rexford	Senior Vice President/	Senior Vice	Mr. Rexford has served in
	Financial Institutions	President/Financial	various capacities within
	Sales	Institutions Sales	Delaware Investments
Richard Salus	Senior Vice President/	Senior Vice	Mr. Salus has served in various
	Controller/Treasurer	President/Chief Financial	capacities within Delaware
		Officer	Investments

Senior Vice President/Chief
Financial Officer – Optimum
Fund Trust
Jeffrey S. Van Harte	Senior Vice	Senior Vice	Mr. Van Harte has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer —	Investment Officer -	Delaware Investments
	Focus Growth Equity	Focus Growth Equity
Babak Zenouzi	Senior Vice President/	Senior Vice President/	Mr. Zenouzi has served in
	Chief Investment	Chief Investment Officer-	various capacities within
	Officer—Real Estate	Real Estate Securities and	Delaware Investments
	Securities and Income	Income Solutions
Solutions
Gary T. Abrams	Vice President/Senior	Vice President/Senior	Mr. Abrams has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments
Christopher S.	Vice President/Portfolio	Vice President/Portfolio	Mr. Adams has served in
Adams	Manager/Senior Equity	Manager/Senior Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Damon J. Andres	Vice President/Senior	Vice President/Senior	Mr. Andres has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Wayne A. Anglace	Vice President/ Senior	Vice President/ Senior	Mr. Anglace has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Margaret MacCarthy	Vice President/Investment	Vice President/Investment	Ms. Bacon has served in various
Bacon	Specialist	Specialist	capacities within Delaware
Investments
Patricia L. Bakely	Vice President/Assistant	Vice President/Assistant	Ms. Bakely has served in
	Controller	Controller	various capacities within Delaware Investments

7

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Kristen E.	Vice President/Senior	Vice President/Senior	Ms. Bartholdson has served in
Bartholdson	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Todd Bassion	Vice President/Portfolio	Vice President/Portfolio	Mr. Bassion has served in
	Manager	Manager	various capacities within
Delaware Investments
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)	Ms. Bennick has served in
	Reporting	Reporting	various capacities within
Delaware Investments
Richard E. Biester	Vice President/Senior	Vice President/Senior	Mr. Biester has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments
Sylvie S. Blender	Vice President/ Financial	Vice President/ Financial	Ms. Blender has served in
	Institutions Client	Institutions Client	various capacities within
	Services	Services	Delaware Investments
Kevin Bock	Vice President/Municipal	Vice President/Municipal	Mr. Bock has served in various
	Credit Analyst	Credit Analyst	capacities within Delaware
Investments
Christopher J.	Vice President/Senior	Vice President/Senior	Mr. Bonavico has served in
Bonavico	Portfolio Manager/Equity	Portfolio Manager/Equity	various capacities within
	Analyst	Analyst	Delaware Investments
Zoe Bradley	Vice President/Fixed	Vice President/Fixed	Ms. Bradley has served in
	Income Portfolio Analyst-	Income Portfolio Analyst-	various capacities within
	Municipal Bond and	Municipal Bond and	Delaware Investments
	Corporate Credit	Corporate Credit
Vincent A.	Vice President/Senior	Vice President/Senior	Mr. Brancaccio has served in
Brancaccio	Equity Trader	Equity Trader	various capacities within
Delaware Investments
Kenneth F. Broad	Vice President/Senior	Vice President/Senior	Mr. Broad has served in various
	Portfolio Manager/Equity	Portfolio Manager, Equity	capacities within Delaware
	Analyst	Analyst	Investments
Adam H. Brown	Vice President/Portfolio	Vice President/Portfolio	Mr. Brown has served in
	Manager	Manager	various capacities within
Delaware Investments
Kevin J. Brown	Vice President/	Vice President/	Mr. Brown has served in
	Senior Investment	Senior Investment	various capacities within
	Specialist	Specialist	Delaware Investments
Carolyn Brown-	Vice President/Investment	Vice President/Investment	Ms. Brown-Jordan has served in
Jordan	Accounting	Accounting	various capacities within
Delaware Investments
Mathew J. Calabro	Vice President/Deputy	Vice President/Deputy	Mr. Calabro has served in
	Chief Compliance Officer	Chief Compliance Officer	various capacities within
Delaware Investments

Vice President/Chief
Compliance Officer - Optimum
Fund Trust
Mary Ellen M.	Vice President/Client	Vice President/Client	Ms. Carrozza has served in
Carrozza	Services	Services	various capacities within
Delaware Investments
Steven G. Catricks	Vice President/ Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Catricks has served in various capacities within Delaware Investments

8

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio	Mr. Chen has served in various
	Manager—International	Manager - International	capacities within Delaware
	Debt	Debt	Investments
Anthony G.	Vice President/ Associate	Vice President/Associate	Mr. Ciavarelli has served in
Ciavarelli	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
Sean Connor	Vice President/Director of	Vice President/Director of	Mr. Connor has served in
	Fixed Income Product	Fixed Income Product	various capacities within
	Management	Management	Delaware Investments
Michael Costanzo	Vice President/	Vice President/	Mr. Costanzo has served in
	Performance Analyst	Performance Analyst	various capacities within
	Manager	Manager	Delaware Investments
Kishor K. Daga	Vice	Vice President/	Mr. Daga has served in various
	President/Institutional	Institutional Account	capacities within Delaware
	Account Services	Services	Investments
Cori E. Daggett	Vice President/Associate	Vice President/Associate	Ms. Daggett has served in
	General Counsel/	General Counsel/Assistant	various capacities within
	Assistant Secretary	Secretary	Delaware Investments
Ion Dan	Vice President/Senior	Vice President/Senior	Mr. Dan has served in various
	Structured Products	Structured Products	capacities within Delaware
	Analyst/Trader	Analyst/Trader	Investments
Guido DeAscanis III	Vice President/Credit	Vice President/Credit	Mr. DeAscanis has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Kevin C. Donegan	Vice President/Head of	Vice President/Head of	Mr. Donegan has served in
	Business Manager	Business Manager	various capacities within
Delaware Investments and/or its
affiliates since 1994
Camillo D’Orazio	Vice President/Ex-US	Vice President/Ex-US	Mr. D’Orazio has served in
	Client Service Officer	Client Service Officer	various capacities within
Delaware Investments
Michael E. Dresnin	Vice President/Associate	Vice President/Associate	Mr. Dresnin has served in
	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
Christopher M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Ericksen has served in
Ericksen	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
Joel A. Ettinger	Vice President/Taxation	Vice President – Taxation	Mr. Ettinger has served in
various capacities within
Delaware Investments
Richard J. Filip	Vice President/Portfolio	Vice President/Portfolio	Mr. Filip has served in various
	Analyst/Trader-	Analyst/ Trader-	capacities within Delaware
	Convertible and Municipal	Convertible and Municipal	Investments
	Strategies	Strategies
Joseph Fiorilla	Vice President – Trading	Vice President – Trading	Mr. Fiorilla has served in
	Operations	Operations	various capacities within
Delaware Investments
Charles E. Fish	Vice President/Senior	Vice President/Senior	Mr. Fish has served in various
	Equity Trader	Equity Trader	capacities within Delaware
Investments

9

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Clifford M. Fisher	Vice President/Municipal	Vice President/Municipal	Mr. Fisher has served in various
	Credit Analyst	Credit Analyst	capacities within Delaware
Investments
Patrick Foley	Vice President/Director of	Vice President/Director of	Mr. Foley has served in various
	Equity Product	Equity Product	capacities within Delaware
	Management	Management	Investments
Patrick G. Fortier	Vice President/Portfolio	Vice President/Portfolio	Mr. Fortier has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
Jamie Fox	Vice President/Strategic	Vice President/ Strategic	Mr. Fox has served in various
	Relationship Manager	Relationship Manager	capacities within Delaware
	Investment-Only and	Investment-Only and	Investments
	DCIO Platforms	DCIO Platforms
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio	Ms. Franchetti has served in
	Manager/Senior Research	Manager/Senior Research	various capacities within
	Analyst	Analyst	Delaware Investments
Lawrence G. Franko	Vice President/ Senior	Vice President/ Senior	Mr. Franko has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Eric Frei	Vice President/	Vice President/	Mr. Frei has served in various
	Government and Agency	Government and Agency	capacities within Delaware
	Analyst/Trader	Analyst/Trader	Investments
Michael Friedman	Vice President/Senior	Vice President/Senior	Mr. Friedman has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Mark Frymiare	Vice President/Production	Vice President/Production	Mr. Frymiare has served in
	Graphic Design Services	Graphic Design Services	various capacities within
Delaware Investments
Daniel V. Geatens	Vice President/Director of	Vice President/Treasurer	Mr. Geatens has served in
	Financial Administration		various capacities within
Delaware Investments

Vice President/Treasurer –
Optimum Fund Trust
Christopher	Vice President/Senior	Vice President/Senior	Mr. Gowlland has served in
Gowlland	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments
David J. Hamilton	Vice President/Credit	Vice President/Credit	Mr. Hamilton has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Brian Hannon	Vice President/High Yield	Vice President/High Yield	Mr. Hannon has served in
	Trader since April 2013	Trader since April 2013	various capacities within
Delaware Investments
Scott Hastings	Vice President/Senior	Vice President/Senior	Mr. Hastings has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Duane Hewlett	Vice President/Structured Product	Vice President/Structured	Mr. Hewlett has served in
	Analyst/Trader	Product Analyst/Trader	various capacities within
Delaware Investments
Gregory M.	Vice President/Portfolio	Vice President/Structured	Mr. Heywood has served in
Heywood	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments

10

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
J. David Hillmeyer	Vice President/Senior	Vice President/Senior	Mr. Hillmeyer has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Jerel A. Hopkins	Vice President/Associate	Vice President/Associate	Mr. Hopkins has served in
	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
Chungwei Hsia	Vice President/Emerging	Vice President/Emerging	Mr. Hsia has served in various
	and Developed Markets	and Developed Markets	capacities within Delaware
	Analyst	Analyst	Investments
Cynthia Isom	Vice President/Portfolio	Vice President/Portfolio	Ms. Isom has served in various
	Manager	Manager	capacities within Delaware
Investments
Stephen M.	Vice President/ Portfolio	Vice President/Portfolio	Mr. Juszczyszyn has served in
Juszczyszyn	Manager/Senior	Manager/Senior	various capacities within
	Structured Products	Structured Products	Delaware Investments
	Analyst/Trader	Analyst/Trader
William F. Keelan	Vice President/Senior	Vice President/Senior	Mr. Keelan has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments
Nancy Keenan	Vice President/Domestic	Vice President/Domestic	Ms. Keenan has served in
	Equity, Senior Product	Equity, Senior Product	various capacities within
	Manager	Manager	Delaware Investments
Colleen Kneib	Vice President/Municipal	Vice President/Municipal	Ms. Kneib has served in various
	Credit Analyst	Credit Analyst	capacities within Delaware
Investments
Daniel Ko	Vice President/Senior	Vice President/Senior	Mr. Ko has served in various
	Equity Analyst since June	Equity Analyst since June	capacities within Delaware
	2012	2012	Investments
Anu B. Kothari	Vice President/ Senior	Vice President/ Senior	Ms. Kothari has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments
Nikhil G. Lalvani	Vice President/ Portfolio	Vice President/Portfolio	Mr. Lalvani has served in
	Manager	Manager	various capacities within
Delaware Investments
Jamie LaScala	Vice President/Global	Vice President/Global	Ms. LaScala has served in
	Equities/Senior Product	Equities/Senior Product	various capacities within
	Manager	Manager	Delaware Investments
Kevin Lam	Vice President/Portfolio	Vice President/Portfolio	Mr. Lam has served in various
	Manager-Fixed Income	Manager - Fixed Income	capacities within Delaware
	Separately Managed	Separately Managed	Investments
	Accounts	Accounts
Steven A. Landis	Vice President/	Vice President/	Mr. Landis has served in
	International Debt	International Debt	various capacities within
Delaware Investments
Anthony A.	Vice President/Senior	Vice President/Senior	Mr. Lombardi has served in
Lombardi	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Kent Madden	Vice President/ Equity	Vice President/ Equity	Mr. Madden has served in
	Analyst	Analyst	various capacities within
Delaware Investments
Andrew McEvoy	Vice President/Trade	Vice President/Trade	Mr. McEvoy has served in
	Settlements	Settlements	various capacities within Delaware Investments

11

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Kelley McKee	Vice President/Portfolio	Vice President/Portfolio	Ms. McKee has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments
Carleen Michalski	Vice President/Product	Vice President/Product	Ms. Michalski has served in
	Manager	Manager	various capacities within
Delaware Investments
Saj Moradi	Vice President/Credit	Vice President/Credit	Mr. Moradi has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio	Mr. Morris has served in
	Manager	Manager	various capacities within
Delaware Investments
Constantine	Vice President/Product	Vice President/Product	Mr. Mylonas has served in
(“Charlie”) Mylonas	Manager (Since June	Manager	various capacities within
	2010)		Delaware Investments
Donald G. Padilla	Vice President/Senior	Vice President/Senior	Mr. Padilla has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments
Alexendra R. Parson	Vice President/Financial	Vice President/Financial	Ms. Parson has served in
	Institutions Client	Institutions Client	various capacities within
	Services	Services	Delaware Investments
Daniel J. Prislin	Vice President/Senior	Vice President/Senior	Mr. Prislin has served in various
	Portfolio Manager/	Portfolio Manager/Equity	capacities within Delaware
	Equity Analyst	Analyst	Investments
Will Rainbow	Vice President/Web	Vice President/Web	Mr. Rainbow has served in
	Services	Services	various capacities within
Delaware Investments
Mansur Z. Rasul	Vice President/Head of	Vice President/Head of	Mr. Rasul has served in various
	Emerging Markets Credit	Emerging Markets Credit	capacities within Delaware
Investments
Carl Rice	Vice President/Senior	Vice President/Senior	Mr. Rice has served in various
	Investment Specialist	Investment Specialist	capacities within Delaware
Investments
Joseph T. Rogina	Vice President/Senior	Vice President/Senior	Mr. Rogina has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments
Deborah A. Sabo	Vice President/ Head of	Vice President/ Head of	Ms. Sabo has served in various
	Focus Growth Trading	Focus-Growth Trading	capacities within Delaware
Investments
Kevin C. Schildt	Vice President/Senior	Vice President/Senior	Mr. Schildt has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments
Scott B. Schroeder	Vice President/Investment	Vice President/Investment	Mr. Schroeder has served in
	Grade Corporate Bond	Grade Corporate Bond	various capacities within
	Trader	Trader	Delaware Investments
Brian Scotto	Vice President/	Vice President/	Mr. Scotto has served in various
	Government and Agency	Government and Agency	capacities within Delaware
	Trader	Trader	Investments
Richard D. Seidel	Vice President/Assistant	Vice President/Assistant	Mr. Seidel has served in various
	Controller/Assistant	Controller/Assistant	capacities within Delaware
	Treasurer	Treasurer	Investments

12

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Catherine A. Seklecki	Vice President/ Client	Vice President/ Client	Ms. Seklecki has served in
	Services	Services	various capacities within
Delaware Investments
Sean M. Simmons	Vice President/	Vice President/	Mr. Simmons has served in
	International Bond Trader	International Bond Trader	various capacities within
Delaware Investments
Barry Slawter	Vice President/Editorial	Vice President/Editorial	Mr. Slawter has served in
	Services	Services	various capacities within
Delaware Investments
Frank Strenger	Vice President/High Yield	Vice President/High Yield	Mr. Strenger has served in
	Trader	Trader	various capacities within
Delaware Investments
Molly Thompson	Vice President/Senior	Vice President/Senior	Ms. Thompson has served in
	Product Manager,	Product Manager,	various capacities within
	Specialty Products and	Specialty Products and	Delaware Investments
	Solutions	Solutions
John C. Van Roden	Vice President/Municipal	Vice President/Municipal	Mr. Roden has served in various
III	Bond Trader	Bond Trader	capacities within Delaware
Investments
Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior	Mr. Vogel has served in various
	Portfolio Manager	Portfolio Manager	capacities within Delaware
Investments
Nael H. Wahaidi	Vice President/	Vice President/	Mr. Wahaidi has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments
Jeffrey S. Wang	Vice President/Senior	Vice President/Senior	Mr. Wang has served in various
	Equity Analyst	Equity Analyst	capacities within Delaware
Investments
Michael G. Wildstein	Vice President/ Portfolio	Vice President/ Portfolio	Mr. Wildstein has served in
	Manager	Manager	various capacities within
Delaware Investments
Kathryn R. Williams	Vice President/Associate	Vice President/Associate	Ms. Williams has served in
	General Counsel/Assistant	General Counsel/Assistant	various capacities within
	Secretary	Secretary	Delaware Investments
Wei Xiao	Vice President/Senior	Vice President/Senior	Mr. Xiao has served in various
	Equity Analyst	Equity Analyst	capacities within Delaware
Investments

Item 32. Principal Underwriters.

(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds and the Optimum Fund Trust.

(b)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103- 7094.

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital	Limited Partner	None

13

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Management
Delaware Investment Advisers	Limited Partner	None
J. Scott Coleman	President	None
David P. O’Connor	Executive Vice President/ General	Executive Vice President/Strategic
	Counsel	Investment Relationships and
Initiatives/General Counsel
Philip Russo	Executive Vice President	None
Stephen J. Busch	Senior Vice President	Senior Vice President
David F. Connor	Senior Vice President/Secretary	Senior Vice President/Deputy
General Counsel/Secretary
Jeffrey G. Klepacki	Senior Vice President	None
Brian L. Murray, Jr.	Senior Vice President/Chief	Senior Vice President/Chief
	Compliance Officer	Compliance Officer
Marlene D. Petter	Senior Vice President	Senior Vice President
Kurt Phares	Senior Vice President	None
Aiden J. Redmond, Jr.	Senior Vice President	None
Richard Salus	Senior Vice	Senior Vice President/Chief
	President/Controller/Treasurer/	Financial Officer
Financial Operations Principal
Mathew J. Calabro	Vice President/Deputy Chief	Vice President/Deputy Chief
	Compliance Officer	Compliance Officer
Mary Ellen M. Carrozza	Vice President	Vice President/Client Services
Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
Michael Dresnin	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Jamie Fox	Vice President	Vice President
Daniel V. Geatens	Vice President	Vice President
John L. Greico	Vice President	None
Robert T. Haenn	Vice President	None
Jerel A. Hopkins	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Rachel Jacobs	Vice President	None
Konstantine C. Mylonas	Vice President	None
Richard D. Seidel	Vice President/Assistant	None
Controller/Assistant Treasurer
Stephen R. Shamut	Vice President	None

Brett D. Wright	Vice President	None
Kathryn R. Williams	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
Antoinette C. Robbins	Anti-Money Laundering Officer	Anti-Money Laundering Officer

(c) Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Service Company, Inc. and Delaware Distributors, L.P. (2005 Market Street, Philadelphia, PA 19103-7094); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (One Wall Street, New York, NY 10286-0001).

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

14

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of July, 2014.

DELAWARE GROUP CASH RESERVE

By:	/s/ Patrick P. Coyne
Patrick P. Coyne Chairman/President/Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	July 29, 2014
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	July 29, 2014
Thomas L. Bennett

Joseph W. Chow	*	Trustee	July 29, 2014
Joseph W. Chow

John A. Fry	*	Trustee	July 29, 2014
John A. Fry

Lucinda S. Landreth	*	Trustee	July 29, 2014
Lucinda S. Landreth

Frances A. Sevilla-Sacasa	*	Trustee	July 29, 2014
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	July 29, 2014
Thomas K. Whitford

Janet L. Yeomans	*	Trustee	July 29, 2014
Janet L. Yeomans

J. Richard Zecher	*	Trustee	July 29, 2014
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	July 29, 2014
Richard Salus		(Principal Financial Officer)

*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

15

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Cash Reserve)

Exhibit No.	Exhibit
EX-99.e.1.ii	Executed Amendment No. 1 to Schedule I to the Distribution Agreement (October 1, 2013)

EX-99.e.1.iii	Executed Distribution Expense Limitation Letter (July 2014) between Delaware Distributors, L.P. and the Registrant

EX-99.g.1.i	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement

EX-99.h.2	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant

EX-99.h.3	Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant

EX-99.j	Consent of Independent Registered Public Accounting Firm (July 2014)

EX-99.n.1.i	Appendix A (January 1, 2014) to Plan under Rule 18f-3

EX-99.p.1	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) and Delaware Investments Family of Funds (October 1, 2013)